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                                 EXHIBIT 10.31





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                      NOTE AND WARRANT EXCHANGE AGREEMENT

         This Note and Warrant Exchange Agreement (the "Exchange Agreement") is made between URANIUM RESOURCES, INC., a Delaware corporation (the "Company") and LINDNER INVESTMENTS, a Massachusetts business trust, on behalf of its series known as "Lindner Dividend Fund" and "Lindner Bulwark Fund" (collectively, the "Purchaser"), as of March 23, 1998.

RECITALS:

         A. Purchaser, through its various separate investment portfolios, owns 2,219,525 shares of Common Stock of the Company, par value $0.001 per share. Purchaser also owns warrants (the "Old Warrants") to acquire 1,000,000 additional shares of Common Stock of the Company at the price of $4.00 per share of Common Stock. The Old Warrants expire at 5:00 p.m., Dallas, Texas, time on May 31, 1998.

         B. Purchaser, through the two of its investment portfolios identified above, holds the Company's 6.5% Secured Convertible Notes Due May 31, 1998, which have an aggregate principal amount owing thereunder of $6,000,000 (the "Old Notes"). The Old Notes are convertible into shares of Common Stock of the Company at the conversion price of $4.00 per share of Common Stock.

         C. The Company has requested Purchaser to extend the maturity date of the Notes and the Purchaser has agreed to do so on the condition that the conversion price for shares of Common Stock of the Company be reduced, the price payable upon exercise of the Old Warrants be reduced and the expiration date of the Old Warrants be extended, all as provided hereafter.

         Capitalized terms not defined herein shall have the meanings set forth in the Note and Warrant Purchase Agreement, dated May 25, 1995, entered into by and among the Company, the Purchaser and Lindner Dividend Fund, Inc., a Missouri corporation (the "Agreement").

         1. Exchange of Notes and Warrants. The Company has authorized and proposes to issue and sell to the Purchaser two replacement notes (the "Replacement Notes") in exchange for the surrender by the Purchaser of the Old Notes. The Replacement Notes shall be dated their date of issue, shall mature and bear interest and shall have such other terms and conditions as are set forth in Exhibit A attached hereto. The Company has also authorized and proposes to issue and sell to the Purchaser two replacement warrants (the "Replacement Warrants") in exchange for the surrender by the Purchaser of the Old Warrants. The Replacement Warrants shall be dated their date of issue and shall have such other terms and conditions as are set forth in Exhibit B attached hereto.

         2. Amendment of Conversion Price. Section 3.1 of the Agreement is hereby amended to read in its entirety as follows:

         "3.1    Conversion Privilege.  A Holder of a Note may convert the
         unpaid principal balance of the Note into Common Stock of the Company at any time. To determine the number of shares issuable upon conversion of a Note, divide the principal amount to be converted by the conversion price in effect on the conversion date and round the result to the nearest 1/100 of a share. The conversion price shall initially be $3.00 per share of Common Stock. A Holder may convert a portion of a Note. Provisions of this Agreement that apply to conversion of all of a Note also apply to conversion of a portion of it."

         3. Reaffirmation of the Agreement. Except as provided above and in the Exhibits hereto, all of the terms and conditions of the Agreement and the covenants and undertaking of the parties, are hereby reaffirmed and confirmed. This Exchange Agreement shall constitute a supplement to the Agreement.





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         4.      Counterparts.  This Exchange Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. The execution and delivery of this Exchange Agreement shall be deemed effective upon receipt by each party hereto of a facsimile copy of this Exchange Agreement executed by the other party hereto.

         IN WITNESS WHEREOF, the parties have executed this Exchange Agreement.

                                           URANIUM RESOURCES, INC.


                                           By:
                                               ------------------------------
                                           Its:
                                               ------------------------------

                                           LINDNER INVESTMENTS, on behalf of
                                           its series LINDNER DIVIDEND FUND
                                           and LINDNER BULWARK FUND


                                           By:
                                               ------------------------------
                                           Its:
                                               ------------------------------

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                                                                       EXHIBIT A

                            URANIUM RESOURCES, INC.
                         6.5% SECURED CONVERTIBLE NOTE

$__,000,000.00   March __, 1998
Note No. R-_____

         FOR VALUE RECEIVED, the undersigned URANIUM RESOURCES, INC., a Delaware corporation (the "Obligor" or "Uranium Resources"), hereby promises to pay to ____________________ or its registered assigns (the "Purchaser") on May 31, 2000, the principal sum of ____________________________, and to pay interest on the unpaid principal balance hereof from the date hereof at a rate of 6.5% per annum, payable quarterly in arrears. This Note and any interest thereon may not be transferred only as provided in the Note and Warrant Purchase Agreement dated May 25, 1995, between Obligor and Purchaser, as supplemented by the Note and Warrant Exchange Agreement, dated March 23, 1998 (the "Note and Warrant Purchase Agreement").

         This Note is issued pursuant to the Note and Warrant Purchase Agreement and this Note and the holder hereof is entitled, equally and ratably with the holders of all other Notes outstanding under the Note and Warrant Purchase Agreement, to all of the benefits provided for thereby, including, but not limited to the security granted to the Purchaser therein, and the benefits under the Guaranty executed by the Mortgaging Subsidiary in connection therewith, and shall be bound by all of the provisions set forth therein, to which Note Purchase and Warrant Agreement reference is hereby made for a statement thereof.

         This Note is supported by the Guaranty of the Mortgaging Subsidiary, which Guaranty will be secured by a lien and security interest in and upon the Mortgaging Subsidiary's interest in the Collateral and the Texas Real Property

         Subject to and upon compliance with the provisions of the Note and Warrant Purchase Agreement, the Holder of this Note is entitled, at its option, at any time, to convert this Note into fully paid and non-assessable shares of Common Stock of the Obligor at the initial Conversion Price of $3.00 per share, subject to such adjustment or adjustments, if any, of such Conversion Price and the Common Stock issuable upon conversion, as may be required by the Note and Warrant Purchase Agreement, upon surrender of this Note, duly endorsed or assigned to the Obligor or in blank, to the Obligor, with the conversion notice attached hereto, or accompanied by a separate written notice substantially in the form of such conversion notice, duly executed by the Holder and stating that the Holder hereof elects to convert this Note, or if less than the entire principal amount hereof is to be converted, the portion hereof to be converted, all in accordance with the provisions of the Note and Warrant Purchase Agreement. Except as otherwise provided in the Note and Warrant Purchase Agreement, no payment or adjustment is to be made on conversion for interest accrued hereon or for dividends issued on securities issued on conversion. No fractional shares will be issued on conversion, but instead of any fractional interest, the Obligor shall pay a cash adjustment as provided in the Note and Warrant Purchase Agreement.





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         In the event any action is taken to collect or enforce the indebtedness evidenced by this Note (the "Indebtedness") or any part thereof, the Obligor and each endorser hereof agrees to pay, in addition to the principal and interest due and payable hereon, all costs of collecting this Note, including reasonable attorneys' fees and expenses. These costs shall include any expenses incurred by the Purchaser in any bankruptcy, reorganization, or other insolvency proceeding.

         Acceptance by the Purchaser of any payment in an amount less than the amount then due and owing shall be deemed an acceptance on account only, and the failure to pay the entire amount then due and owing shall cause the Purchaser and endorsers to remain in default.

         The liability of the Obligor and any endorsers hereof, shall be joint and several, absolute and unconditional, without regard to the liability of any other party hereunder or under any other document or instrument executed in connection with this Note.

         No delay or omission of any holder in exercising any right or rights, shall operate as a waiver of such right or any other rights. Waiver on one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

         The liability of the Obligor under this Note (and the liability of any endorsers and/or Guarantors of this Note) shall not be discharged, diminished or in any way impaired by: (a) the release, impairment, discharge, substitution, exchange, modification of or failure to obtain foreclose or realize on any guaranty or any security granted Purchaser by any party for the Indebtedness; (b) any waiver by Purchaser or failure to enforce or exercise rights under any of the terms, covenants or conditions of this Note or any guaranty; (c) the granting of any renewal, indulgence, extension of time to Obligor, or any other obligors of the Indebtedness; or (d) the addition or release of any person or entity primarily or secondarily liable for the Indebtedness.

         In no event shall the interest rate charged or received hereunder at any time exceed the maximum interest rate permitted under applicable law. Payments of interest received by Purchaser hereunder which would otherwise cause the interest rate hereunder to exceed such maximum interest rate shall, to the extent of such excess, be deemed to be (and deemed to have been contracted as being) prepayments of principal and applied as such.

         Under certain circumstances, as specified in the Note and Warrant Purchase Agreement, the principal of this Note may be declared due and payable in the manner and with the effect provided in the Note and Warrant Purchase Agreement.

         This Note shall be binding upon the undersigned and its successors and assigns and shall inure to the benefit of Purchaser, its successors and assigns. Every person and entity at any time liable for the payment of this Note hereby waives demand, presentment, protest, notice of protest, note of nonpayment due and all other requirements otherwise necessary to hold them immediately liable for payment hereunder.





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         This Note and the Note and Warrant Purchase Agreement are governed by and shall be construed and enforced in accordance with Missouri law.

                                           URANIUM RESOURCES, INC.



                                           By:
                                                ------------------------------
                                           Its:
                                                ------------------------------

THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THIS NOTE MAY NOT BE PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF REGISTRATION UNDER THE 1933 ACT PROVIDED, HOWEVER, THAT THIS NOTE MAY BE PLEDGED OR OTHERWISE TRANSFERRED PURSUANT TO AN EXEMPTION FROM REGISTRATION, INCLUDING, BUT NOT LIMITED TO, THOSE PROVIDED IN RULE 144, 144A OR 145 OR REGULATION S UNDER THE 1933 ACT. TRANSFER OF THIS NOTE IS ALSO SUBJECT TO THE RESTRICTIONS, TERMS AND CONDITIONS SET FORTH IN THAT CERTAIN NOTE AND WARRANT PURCHASE AGREEMENT DATED MAY 25, 1995, AMONG URANIUM RESOURCES, INC., LINDNER INVESTMENTS AND LINDNER FUND, INC., A COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE OFFICE OF URANIUM RESOURCES, INC., AND WILL BE MADE AVAILABLE BY URANIUM RESOURCES, INC. UPON WRITTEN REQUEST.

                                   ASSIGNMENT

I/we assign and transfer $_______________ principal amount of this Note No. R-___, to ____________________________________________________________________
_________________________________________ ___________________________
                                  (Print or type name, address and zip code of
assignee) Insert social security or other identifying number of assignee:_____________________ and irrevocably appoint _____________________________ as my/our agent and attorney-in-fact to transfer this Note, or the portion hereof which has been so assigned, on the books of the Company. The agent may substitute another to act for him or her.

Dated:                          Signed:
       ---------------                 ------------------------------------
Signature Guaranteed By:               [Name of Noteholder--Sign exactly as name
                                       appears on the first page of this Note]

                                       By:
------------------------------            ------------------------------
                                       Its:
                                           -----------------------------





                                      A-3
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                              NOTICE OF CONVERSION

To Uranium Resources, Inc.:

         The undersigned owner of this Secured Convertible Note hereby irrevocably exercises the option to convert $_____________ principal amount of this Secured Convertible Note, into shares of Common Stock of Uranium Resources, Inc., in accordance with its terms, and directs that the shares of Common Stock issuable and deliverable upon conversion be issued and delivered to the undersigned unless a different name has been indicated below. If shares of Common Stock are to be registered in the name of a person other than the undersigned, the undersigned will pay any transfer taxes payable with respect thereto.


Dated:
       -----------------------         Signed:
                                              ----------------------------------
                                              [Name of Noteholder]

                                              By:
                                                  ------------------------------
                                              Its:
                                                  ------------------------------

Fill in for registration of shares of Common Stock only if otherwise than in name and address of the above named Noteholder:


------------------------------    ------------------------------
(Name)                            (Address)



------------------------------    ------------------------------
(City and State)                  (Tax Identification Number)
(Please print name and address including zip code number)





                                      A-4
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                                                                       EXHIBIT B

          THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT
         BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
          OR THE SECURITIES OR BLUE SKY LAWS OF ANY STATE AND MAY NOT
            BE TRANSFERRED IN VIOLATION OF SUCH ACT AND LAWS OR THE
                        RULES AND REGULATIONS THEREUNDER

                   VOID AFTER 5:00 P.M., DALLAS, TEXAS TIME,
                                ON MAY 31, 2000

                                        URANIUM RESOURCES, INC.
URIW- _________

                        WARRANT TO PURCHASE COMMON STOCK

         This certifies that, FOR VALUE RECEIVED, ___________________________, or its registered assigns ("Holder"), is entitled, subject to the terms of this Warrant, to purchase from URANIUM RESOURCES, INC., a Delaware corporation (the "Company"), at any time after the date of issuance hereof and prior to 5:00 p.m., Dallas, Texas time, on May 31, 2000 (the "Warrant Expiration Date"), up to _________ fully paid and nonassessable shares of the Common Stock, $0.001 par value, of the Company (the "Common Stock"), at an initial purchase price of $3.00 per share, payable in lawful money of the United States.

         This Warrant may be exercised in whole or in part by presentation hereof with the Notice of Exercise contained herein duly executed and with simultaneous payment of the applicable aggregate Purchase Price (subject to adjustment) at the office of the Company in Dallas, Texas. Payment of such Purchase Price shall be made, at the option of the Holder hereof, by certified check or bank draft payable in United States currency.

         This Warrant is one of a duly authorized issue of common stock purchase warrants issued under and in accordance with that certain Note and Warrant Purchase Agreement), dated as of May 25, 1995, by and among Uranium Resources, Inc., Lindner Investments (on behalf of its Lindner Bulwark Fund series), and Lindner Dividend Fund, Inc., as supplemented by that certain Note and Warrant Exchange Agreement, dated March 23, 1998 (the "Purchase Agreement"), and is subject to the terms and provisions contained in the Purchase Agreement, to all of which the Holder hereof, by acceptance hereof, hereby consents. A copy of the Purchase Agreement may be obtained for inspection upon written request to the Company by a Holder of this Warrant.

         This Warrant does not entitle any Holder to any rights of a shareholder of the Company. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for a share of Common Stock may be adjusted from time to time as set forth in the Purchase Agreement. The shares of Common Stock deliverable upon such exercise, as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Stock" and the exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Purchase Price".

         As soon as practicable after any exercise of this Warrant and payment of the sum payable upon such exercise, and in any event within 10 days thereafter, the Company, at its expense (including the payment by it of any applicable taxes), will cause to be issued in the name of and delivered to the holder hereof, or in the name of such other person as such holder may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Warrant Stock, or other securities or property to which such holder shall be entitled upon such exercise, plus, in lieu of any fractional share of Warrant Stock to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the Market Price (as defined in the Purchase Agreement). Issuance and delivery of Warrant Stock deliverable on the due exercise of this Warrant may be postponed by the Company and its transfer agent during any period, not





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exceeding thirty (30) days, for which the transfer books of the Company for the
Common Stock are closed between (1) the record date set by the Board of Directors for the determination of shareholders entitled to vote at or to receive notice of any shareholders meeting, or entitled to receive payment of any dividends or to any allotment of rights or to exercise rights in respect of any change, conversion or exchange of capital stock, and (2) the date of such meeting of shareholders, the date for the payment of such dividends, the date for such allotment of rights, or the date when any such change or conversion or exchange of capital stock shall go into effect, as the case may be.

         Upon surrender for exchange of this Warrant (in negotiable form, if not surrendered by the holder named on the face hereof) to the Company, the Company, at its expense, will issue and deliver new Warrants of like tenor, calling in the aggregate for the same amount of Warrant Stock, in the denomination or denominations requested, to or on the order of such holder and in the name of such holder as such holder may direct. Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder of this Warrant as absolute owner for all purposes without being affected by any notice to the contrary. Transfer of this Warrant is restricted as provided in the Purchase Agreement.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name by the manual signatures of its Chairman or President or one of its Vice Presidents, thereunto duly authorized, and its corporate seal to be impressed or imprinted hereon, attested by the manual signature of its Secretary or an Assistant Secretary.


Dated:                , 1998               URANIUM RESOURCES, INC.
       ---------------
                                               By:
                                                  ---------------------------
ATTEST:                                        Its:
                                                    -------------------------
By:
   ------------------------------
       Secretary

[SEAL]





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
                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell, assigns and transfers the within Warrant, and irrevocably appoints __________________ as agent and attorney-in-fact to transfer such Warrant on the books of the Company, with full power of substitution in the premises, to the following assignee(s):


------------------------------          ------------------------------
Name                                           Address



---------------
SSN or EIN
                                           ----------------------------
                                           [Name of Warrant holder]



                                           By:
                                               ------------------------------
                                           Its:
                                               ------------------------------




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                               NOTICE OF EXERCISE

         The undersigned hereby exercises the right to purchase ________ shares of Common Stock covered by this Warrant according to the conditions thereof and herewith makes payment of the Purchase Price of such shares in full.


Date:
      -------------------                  ---------------------------------
                                           [Name of Warrant holder]



                                           By:
                                               -----------------------------
                                           Its:
                                               -----------------------------


The Company is requested to issue certificates for the Warrant Shares acquired upon exercise of this Warrant as follows:


------------------------------             ------------------------------
Name                                       Address



---------------
SSN or EIN





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